Exhibit 1.1

EXECUTION COPY

LEXINGTON REALTY TRUST
(a Maryland real estate investment trust)
15,000,000 Shares of Beneficial Interest Classified as Common Stock
UNDERWRITING AGREEMENT
Dated: October 10, 2012

LEXINGTON REALTY TRUST
(a Maryland real estate investment trust)
15,000,000 Shares of Beneficial Interest Classified as Common Stock
(Par Value $0.0001 Per Share)
UNDERWRITING AGREEMENT
October 10, 2012
Wells Fargo Securities, LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
As Representatives of the Several Underwriters listed on Schedule I hereto

c/o Wells Fargo Securities, LLC
375 Park Avenue
4th Floor
New York, New York 10152

Ladies and Gentlemen:
Lexington Realty Trust, a Maryland real estate investment trust (the “Company”), confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives (the “Representatives”), with respect to (i) the issue and sale of a total of 15,000,000 shares of beneficial interest of the Company (the “Initial Securities”) classified as common stock, par value $0.0001 per share (the “Common Shares”), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of Initial Shares set forth opposite the names of the Underwriters listed on Schedule I hereto, and (ii) the grant by the Company of the option described in Section 2(b) hereof to the Underwriters, acting severally and not jointly, in amounts proportionate to the respective numbers of Initial Shares set forth opposite the names of the Underwriters listed on Schedule I hereto, to purchase all or any part of 2,250,000 additional Common Shares to cover over-allotments, if any. The Initial Securities to be purchased by the Underwriters and all or any part of the 2,250,000 additional Common Shares subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.”
In addition to the Company, each of Lepercq Corporate Income Fund L.P., a Delaware limited partnership and Lepercq Corporate Income Fund II, L.P., a Delaware limited partnership (each, an “Operating Partnership” and collectively, the “Operating Partnerships”), also confirms as follows its respective agreements with the Underwriters.
Each of the Company and the Operating Partnerships understands that the Underwriters propose to make a public offering of the Securities pursuant to the terms of this Agreement.
The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (No. 333-183645) which became effective upon filing, covering the registration of the Securities and certain other securities of the Company under the Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement in accordance with the provisions of Rule 430B (“Rule 430B”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. Any information included in a prospectus and, such prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus and prospectus supplement used in connection with the offering of the Securities that omitted Rule 430B Information is herein called a “preliminary prospectus.” Such registration statement, at any given time, together with the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time, the documents otherwise deemed to be a part thereof or included therein by 1933 Act Regulations at such time and the Rule 430B Information, are herein called, collectively, the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished (electronically or otherwise) to the Underwriters for use in connection with the offering of the Securities (whether to meet the requests of purchasers pursuant to Rule 173 under the 1933 Act Regulations or otherwise) or, if not furnished to the Underwriters, in the form first filed by the Company pursuant to Rule 424(b), together with the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time of execution of this Agreement and any preliminary prospectuses that form a part thereof is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).
All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be.
SECTION 1.Representations and Warranties.

(a)Representations and Warranties by the Company and the Operating Partnerships. The Company and each Operating Partnership, jointly and severally, represents and warrants to the Underwriters as of the date hereof, as of the Initial Sale Time (as defined below), as of the Closing Date referred to in Section 2(c) hereof and as of each Option Closing Date (if any) referred to in Section 2(b) hereof, and agrees with the Underwriters, as follows:

(1)The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement and any post-effective amendments thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

At the respective times the Registration Statement and any post-effective amendments thereto became or become effective, at each deemed effective date of the Registration Statement with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
The Prospectus and any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Each preliminary prospectus (including any prospectus or prospectuses filed as part of the Registration Statement at the time it originally became effective or any amendment thereto), complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
As of the Initial Sale Time, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Initial Sale Time (as defined below), each preliminary prospectus issued at or prior to the Initial Sale Time and the information included on Schedule III hereto all considered together (collectively, the “Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus (as defined below), when considered together with the Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
As used in this subsection and elsewhere in this Agreement:
“Initial Sale Time” means 8:40 a.m. (Eastern time) on October 10, 2012 or such other time as agreed by the Company and the Underwriters.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g).
“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “road show” (as defined in Rule 433(h)) that is not required to be filed with the Commission pursuant to Rule 433(d)(8)(i)), as evidenced by its being specified in Schedule II hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.
Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Underwriters as described in Section 3(e) hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.
The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Representatives by or on behalf of any Underwriter expressly for use therein (the “Underwriters' Information”). The parties acknowledge and agree that the Underwriters' Information consists solely of the following information in the Underwriting section of the preliminary prospectus supplement that is included as part of the Disclosure Package and the Prospectus; (i) the information regarding the concession and reallowance appearing in the first paragraph under the subcaption “Commissions and Discounts” appearing under such caption on page S-10 and (ii) the fifth and sixth sentences of the second paragraph under the sub-heading “Price Stabilization, Short Positions” on page S-11.
(2)The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), as applicable, and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of Securities in this offering and (c) at the Closing Date (and, if any Option Securities are purchased, at each Option Closing Date), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(3)At the time of filing the Registration Statement and any post-effective amendments thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the 1933 Act Regulations.

(4)The descriptions in the Registration Statement, the Disclosure Package and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no contracts, leases, or other documents of a character required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company, the Operating Partnerships or any Subsidiary (as defined below) is subject that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus and are not so described; there are no statutes or regulations applicable to the Company, the Operating Partnerships or any Subsidiary or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by the Company, the Operating Partnerships or any Subsidiary of a character required to be disclosed that are not so described therein as required; all agreements between the Company, the Operating Partnerships or any Subsidiary and third parties expressly referenced in the Disclosure Package and the Prospectus are legal, valid and binding obligations of the Company, the Operating Partnerships or the Subsidiary, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights and by general equity principles; there are no business relationships or related-party transactions involving the Company, any Operating Partnership or any Subsidiary required to be described in the Registration Statement, Disclosure Package and the Prospectus which have not been so described as required.

(5)KPMG LLP, who audited the financial statements and supporting schedules of the Company and its subsidiaries and Net Lease Strategic Assets Fund L.P. and its subsidiaries, in each case which are included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and Net Lease Strategic Assets Fund L.P. as required by the 1933 Act and the 1933 Act Regulations, the 1934 Act, 1934 Act Regulations and the Public Company Accounting Oversight Board (“PCAOB”). PricewaterhouseCoopers LLP, who audited the financial statements and supporting schedules of Lex-Win Concord LLC and its subsidiaries, which are incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to Lex-Win Concord LLC as required by the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the PCAOB.

(6)The financial statements of the Company and its subsidiaries, the financial statements of Net Lease Strategic Assets Fund L.P. and its subsidiaries and the financial statements of Lex Win Concord LLC and its subsidiaries, together with the related schedules and notes thereto (collectively, the “Company Financial Statements”), included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, and any financial statements required by Rule 3-14 of Regulation S-X (the “Acquisition Financial Statements”), which are incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, present fairly the financial position of the Company and its consolidated subsidiaries, Net Lease Strategic Assets Fund L.P. and its subsidiaries and Lex Win Concord LLC and its subsidiaries, in each case at the dates indicated, or, if applicable, with respect to the Acquisition Financial Statements, the respective property or tenant; and all such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations, except as disclosed therein and that unaudited financial statements may not contain all footnotes required by GAAP and subject, in the case of unaudited financial statements, to normal year-end audit adjustments. The supporting schedules, if any, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus present fairly, in accordance with GAAP, the information required to be stated therein. There are no financial statements or schedules required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations which are not so included or incorporated. If applicable, the unaudited pro forma financial information (including the related notes) included or incorporated by reference in the Registration Statement, the Disclosure

Package or the Prospectus complies as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable. If applicable, such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and its consolidated subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified. No pro forma financial information is required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus which is not so included or incorporated. Any non-GAAP financial measures, as defined under Regulation G of the 1933 Act, included or incorporated by reference in the Registration Statement, the Disclosure Package, and the Prospectus are permitted for use in documents filed with the Commission and comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable. The ratio of earnings to fixed charges contained in the Registration Statement, the Disclosure Package and the Prospectus has been calculated in accordance with Item 503(d) of Regulation S-K. The interactive data in eXtensible Business Reporting Language “XBRL”) incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto.

(7)Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, investment portfolio, business affairs or business prospects of the Company, the Operating Partnerships and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by any of the Company, the Operating Partnerships or the Subsidiaries, which are material with respect to the Company, the Operating Partnerships and the Subsidiaries, considered as one enterprise, and (C) except as disclosed in the Company's press releases, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its shares of beneficial interest.

(8)The Company has been duly organized and is an existing statutory real estate investment trust in good standing under the laws of the State of Maryland, with power and authority (trust or other) to own and operate its properties and conduct its business as described in the Disclosure Package and the Prospectus. Except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect, the Company is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

(9)Schedule IV attached hereto is a true, correct and complete list, as of the date hereof, of all of the subsidiaries of the Company controlled directly or indirectly by the Company (each, a “Subsidiary” and collectively, the “Subsidiaries”), including the jurisdiction of incorporation or organization of each such Subsidiary; and each Subsidiary that is a “significant subsidiary” as defined by Rule 1-02 of Regulation S-X is included in Exhibit 21 to the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

(10)Each Operating Partnership and each Subsidiary has been duly incorporated or formed, as the case may be, and each is existing and in good standing under the laws of its respective jurisdiction of incorporation or formation, with power and authority (corporate, partnership, trust or other) to own or lease its properties and conduct its business as described in the Disclosure Package and the Prospectus. Except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect, each Operating Partnership and each Subsidiary is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification. All of the issued and outstanding equity interests of each Operating Partnership and each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; and the equity interests of each Subsidiary owned by the Company or an Operating Partnership, directly or through subsidiaries, are owned free from security interests, liens, claims, encumbrances and defects, except (i) as disclosed in the Disclosure Package and the Prospectus or (ii) where such security interests, liens, claims, encumbrances and defects would not have a Material Adverse Effect. Immediately prior to the consummation of the transactions contemplated hereby and the application of the net proceeds from the sale of the Securities, the Company owns the sole general partnership interest and a majority of the limited partnership interests in each Operating Partnership.

(11)The authorized, issued and outstanding shares of beneficial interest of the Company as of June 30, 2012 are as set forth in the column entitled “Actual” and in the corresponding line items under the caption “Capitalization” in the preliminary prospectus supplement that is included in the Disclosure Package and the Prospectus. As of October 10, 2012, 156,145,037 Common Shares were issued and outstanding. This Agreement and the issuance and sale of the Securities hereunder has been duly authorized by all appropriate action of the Company, all outstanding shares of beneficial interest of the Company are, and, when the Securities have been delivered and paid for in accordance with this Agreement on the Closing Date and each Option Closing Date, if any, such Securities will be, validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Disclosure Package and the Prospectus; the issued and outstanding units of limited partnership interest in the Operating Partnerships (the “OP Units”) have been duly authorized by the Operating Partnerships and validly issued in accordance with the applicable Partnership Agreement; all of the issued and outstanding shares of beneficial interest of the Company and outstanding OP Units have been offered, sold and issued by the Company or the applicable Operating Partnership in compliance with all applicable laws, including without limitation, federal and state securities laws; except as described in the Disclosure Package and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of beneficial interest of the Company or equity interests in the Operating Partnerships or any security convertible into or exchangeable for shares of beneficial interest of the Company or equity interests in the Operating Partnerships, and the shareholders of the Company have no preemptive or similar rights with respect to any shares of beneficial interest of the Company.

(12)Except as described in the Disclosure Package and the Prospectus or as provided herein, there are no contracts, agreements or understandings between the Company or any of the Operating Partnerships and any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder's fee or other like payment in connection with the offering, issuance and sale of the Securities.

(13)Except as described in the Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company or the Operating Partnerships and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the 1933 Act other than the registration rights granted to (a) holders of limited partnership interests in the Operating Partnerships, and Vornado Realty, L.P. and Vornado LXP LLC.

(14)The Securities will be approved for listing on the New York Stock Exchange on or prior to the Closing Date, subject to final notice of issuance.

(15)No consent, approval, license, authorization, certificate, permit or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement including the valid authorization, issuance, sale and delivery of the Securities, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the rules of the New York Stock Exchange and state securities laws.

(16)The execution, delivery and performance of this Agreement and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, the Operating Partnerships or the Subsidiaries or any of their properties, or any agreement or instrument to which the Company, the Operating Partnerships or Subsidiary is a party or by which the Company, the Operating Partnerships or any Subsidiary is bound or to which any of the Properties as defined below of the Company, the Operating Partnerships or any Subsidiary is subject, or the charter, by-laws, partnership agreement, certificate of limited partnership, operating agreement or other organizational documents of the Company, the Operating Partnerships or any Subsidiary, and the Company has full power and authority to authorize, issue, sell and deliver the Securities as contemplated by this Agreement.

(17)This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnerships and constitutes the legal, valid and binding obligation of the Company and the Operating Partnerships enforceable against the Company and the Operating Partnerships in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(18)Except as described in the Disclosure Package and the Prospectus, the Company, the Operating Partnerships or their Subsidiaries, and the joint ventures in which the Company, the Operating Partnerships or their Subsidiaries has an ownership interest, have good and marketable title to all real properties and all other properties and assets owned by them (each, a “Property” and collectively, the “Properties”), in each case free from liens, encumbrances and defects, except where the existence of any lien, encumbrance or defect would not have a Material Adverse Effect; the Company, each Operating Partnership or the Subsidiary has obtained an owner's title insurance policy in an amount at least equal to the cost of acquisition from a title insurance company with respect to each of its real estate properties, except where the failure to obtain such owner's title insurance policy would not have a Material Adverse Effect; except as disclosed in the Disclosure Package and the Prospectus, the Company, the Operating Partnerships and the Subsidiaries hold any leased real or personal property under valid and enforceable leases, except where the invalidity or unenforceability of such leases, individually or collectively, would not have a Material Adverse Effect; no person has an option or right of first refusal to purchase all or part of any Property or any interest therein for other than the fair market value, except where the exercise of such option or right would not have a Material Adverse Effect; neither the Company, the Operating Partnerships nor any Subsidiary has knowledge of any pending or threatened condemnation proceeding, zoning change, or other proceeding or action that will in any material manner affect the size of, use of, improvements on, construction on or access to any of the Properties.

(19)The Company, the Operating Partnerships and the Subsidiaries possess adequate permits, licenses, franchises, certificates, authorities, consents, orders or approvals issued by appropriate governmental agencies or bodies necessary to conduct the business now conducted by them or contemplated by the Disclosure Package and the Prospectus and have not received any notice of proceedings relating to the revocation or modification of any such permits, licenses, franchises, certificates, authorities, consents, orders or approvals that, if determined adversely to the Company, the Operating Partnerships or any Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect.

(20)No labor dispute with the employees of the Company, the Operating Partnerships or any Subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

(21)The Company, the Operating Partnerships and the Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, the Operating Partnerships or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(22)Except as (x) otherwise described in the Disclosure Package and the Prospectus or (y) could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company, the Operating Partnerships nor any Subsidiary has authorized or conducted or has knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release, or other handling of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, radon, polychlorinated biphenyls (“PCBs”), petroleum product or waste (including crude oil or any fraction thereof, natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled or potentially subject to any remediation requirement under any environmental law (collectively, “Hazardous Materials”), on, in, under or affecting any Property, except in material compliance with applicable laws; except as disclosed in the Disclosure Package and the Prospectus, to the knowledge of the Company, the Properties are in compliance with all federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste (collectively, “Environmental Laws”), and the Company, the Operating Partnerships and the Subsidiaries are in compliance with all licenses, permits, registrations and government authorizations necessary to operate under all applicable Environmental Laws in all material respects; except as otherwise described in the Disclosure Package and the Prospectus, neither the Company, any Operating Partnership or any Subsidiary has received any written or oral notice from any governmental entity or any other person and there is no pending, or, to the knowledge of the Company, threatened claim, litigation or any administrative agency proceeding that: alleges a violation of any Environmental Laws by the Company, the Operating Partnerships or any Subsidiary; or that the Company, any Operating Partnership or any Subsidiary is a liable party or a potentially responsible party under the

Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601, et. seq., or any state superfund law; has resulted in or could result in the attachment of an environmental lien on any of the properties; or alleges that the Company, any Operating Partnership or any Subsidiary is liable for any contamination of the environment, contamination of the Property, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the properties or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards. In the ordinary course of its business, the Company, the Operating Partnerships and the Subsidiaries conduct Phase I environmental assessments on each of the Properties at the time such Property is acquired and periodic reviews of the effect of Environmental Laws on the business, operations and properties of the Company, the Operating Partnerships and the Subsidiaries.

(23)Except as described in the Disclosure Package and the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any Operating Partnership or any Subsidiary or any of their respective Properties that, if determined adversely to the Company, any Operating Partnership or such Subsidiary, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company or the Operating Partnerships to perform their obligations under this Agreement, or which are otherwise material in the context of the offering, issuance, sale and delivery of the Securities; and no such actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated.

(24)The Company has implemented controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and is accumulated and communicated to the Company's management, including its chief executive officer and chief financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure; and the Company makes and keeps books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; and the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and, to the Company's and each Operating Partnership's knowledge, neither the Company, any Operating Partnership nor any Subsidiary, nor any employee or agent thereof, has made any payment of funds of the Company, the Operating Partnerships or any of the Subsidiaries, as the case may be, or received or retained any funds, and no funds of the Company, the Operating Partnerships or any of the Subsidiaries, as the case may be, have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.
(25)Neither the Company, any Operating Partnership nor any Subsidiary is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus, neither will be an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

(26)The Limited Partnership Agreement of each Operating Partnership, including any amendments thereto (each a “Partnership Agreement” and, together, the “Partnership Agreements”), has been duly and validly authorized, executed and delivered by all partners of the Operating Partnership and constitutes a valid and binding agreement, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(27)The Company, the Operating Partnership and the Subsidiaries have complied in all respects with all laws, regulations and orders applicable to them or their respective businesses, except as would not have a Material Adverse Effect; neither the Company, the Operating Partnerships nor any Subsidiary is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (A) its respective declaration of trust, by-laws, certificate of limited partnership, partnership agreement or operating agreement, as the case may be, or (B) in the performance or observance of any material obligation, agreement, covenant or condition contained in any material license, indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Company, any Operating Partnership or such Subsidiary is a party or by which any of them or their respective properties is bound, except in the case of (B) where such breach, default or event would not have a Material Adverse Effect.

(28)Each of the Company, the Operating Partnerships and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns, if any such returns were required to be filed, through the date hereof and have paid all taxes shown as due thereon, except where failure to so file or pay would not have a Material Adverse Effect; and no tax deficiency has been asserted against the Company, any Operating Partnership or any Subsidiary, nor, to the knowledge of the Company, is any tax deficiency likely to be asserted against the Company or any Operating Partnership; all tax liabilities, if any, are adequately provided for on the respective books of the entities.

(29)Commencing with its taxable year ended December 31, 1993, the Company has been organized and operated in conformity with the requirements for qualification as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”), and the Company's current and proposed method of operations will enable it to continue to meet the requirements for taxation as a REIT under the Code; no transaction or other event has occurred which could reasonably be expected to cause the Company not to be able to qualify as a REIT for its taxable years ending December 31, 2012 or future years.

(30)To the Company's knowledge, commencing with its taxable year ended December 31, 2006 and through May 2, 2012, Concord Debt Funding Trust (“Concord REIT”) has been organized and operated in conformity with the requirements for qualification as a REIT under the Code; to the Company's knowledge, no transaction or other event through May 2, 2012 has occurred which could reasonably be expected to cause Concord REIT not to be able to qualify as a REIT for its taxable year ending December 31, 2012.

(31)Each of the Operating Partnerships has been and will continue to be treated as a partnership for federal income tax purposes and not as a corporation or association taxable as a corporation.

(32)Each of the Company, each Operating Partnership and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate, if any, for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company, the Operating Partnerships and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(33)There are no material outstanding loans or advances or material guarantees of indebtedness by the Company, any Operating Partnership or any Subsidiary to or for the benefit of any of the executive officers or trustees of the Company or any of their family members.

(34)In connection with the offering of the Securities, the Company has not offered and will not offer its Common Shares or any other securities convertible into or exchangeable or exercisable for Common Shares in a manner in violation of the Act or the 1933 Act Rules and Regulations; the Company and its affiliates have not distributed and will not distribute, prior to the completion of the Underwriters' distribution of the Securities, any written offering materials in connection with the offer and sale of the Securities other than (i) the Registration Statement, (ii) the Prospectus and (iii) the Issuer General Use Free Writing Prospectuses set forth on Schedule II hereto, if any.

(35)None of the entities which prepared appraisals of the Properties or Phase I environmental assessment reports with respect to such Properties was employed for such purpose on a contingent basis or has any substantial interest in the Company, any Operating Partnership or any Subsidiary, and none of their trustees, managers, officers or employees is connected with the Company, any Operating Partnership or any Subsidiary as a promoter, selling agent, voting trustee, officer or employee.

(36)The Company is in material compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended from time to time.

(37)The Company is in material compliance with the current listing standards of the New York Stock Exchange and has made all material filings and/or certifications to the New York Stock Exchange on a timely basis.

(38)The Company has implemented the “disclosure controls and procedures” (as defined in Rules 13a-15(e) of the 1934 Act) required in order for the Chief Executive Officer and Chief Financial Officer of the Company to engage in the review and evaluation process mandated by the 1934 Act. The Company's “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the specified time periods, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the 1934 Act with respect to such reports.

(39)The section entitled “Management's Discussion and Analysis of Financial Condition and Results of Operation-Critical Accounting Policies” in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012, which are incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus, accurately and fully describes (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management's most difficult, subjective or complex judgments (“critical accounting policies”), (ii) judgments and uncertainties affecting the application of critical accounting policies and (iii) the explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions. The Company's board of trustees, senior management and audit committee have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with the Company's independent accountants with regard to such disclosure.

(40)Since the date of the filing of the Company's Annual Report 10-K for the year ended December 31, 2011, the Company's auditors and the audit committee of the board of trustees of the Company (or persons fulfilling the equivalent function) have not been advised of (i) any significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial reporting or (ii) fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

(41)Since the date of the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2011, except as disclosed in the Disclosure Package and the Prospectus, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies in such control over financial reporting.

(42)Neither the Company's nor any Operating Partnership's or Subsidiary's performance of its respective obligations under its joint venture agreements nor the consummation of any transactions contemplated thereby nor the fulfillment of the terms thereof by the Company or any Operating Partnership will conflict with or, result in a breach or violation of (A) the charter, by-laws, partnership agreement, operating agreement, limited liability company certificate or certificate of limited partnership of the Company or any Operating Partnership; (B) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or such Operating Partnership is a party or bound or to which its or their property is subject; or (C) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any Operating Partnership of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Operating Partnership or any of its or their properties or, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Operating Partnership, except in the case of (B) and (C) where such conflict, breach, violation, creation or imposition, as the case may be, would not have a Material Adverse Effect.

(43)The form of certificate used to evidence the Common Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Declaration of Trust and By-laws of the Company and the requirements of the New York Stock Exchange.

(44)The Securities will conform in all material respects to the respective statements relating thereto contained in the Disclosure Package and the Prospectus. The Common Shares conform to all statements relating thereto contained or incorporated by reference in the Disclosure

Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same.

(45)Each of the Company and the Operating Partnerships has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities in violation of applicable law.

(46)None of the Company, the Operating Partnerships, any of the Subsidiaries or, to the knowledge of the Company, any trustee, officer, agent, employee, affiliate or other person acting on behalf of the Company, the Operating Partnerships or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(47)The operations of the Company, the Operating Partnerships and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company, the Operating Partnerships or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(48)None of the Company, the Operating Partnerships, any of the Subsidiaries or, to the knowledge of the Company, any trustee, officer, agent, employee, affiliate or other person acting on behalf of the Company, the Operating Partnerships or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and neither the Company nor any of the Operating Partnerships will directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any of its subsidiaries, joint venture partners or other person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(49)Except as set forth in the Company's financial statements, each of the Company, the Operating Partnerships and the Subsidiaries do not have any material liabilities under the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Code.

(b)Statistical and Market-Related Data. Any statistical and market-related data included in the Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(c)Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or any Operating Partnership to the Underwriters as to the matters covered thereby.

SECTION 2.Sale and Delivery to Underwriters; Closing.

(a)Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a price of $9.072 per share (the “Purchase Price”), the Initial Securities in the respective amounts set forth opposite the names of the Underwriters listed on Schedule I hereto. The Underwriters hereby acknowledge that they will resell all of the Initial Securities.

(b)Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions set forth herein, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase up to 2,250,000 additional Common Shares at a price per share equal to the Purchase Price referred to in Section 2(a) above; provided that the price per share for any Option Securities shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on such Option Securities. The option hereby granted will expire at the close of business on the 30th day after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Company setting forth the number of Option Securities as to which the Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (an “Option Closing Date”) shall be determined by the Underwriters, and may be the Closing Date (as hereinafter defined), but shall not be earlier than three full business days or later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date. If the option is exercised as to all or any portion of the Option Securities, the Company will sell to the Underwriters the total number of Option Securities then being purchased, and the Underwriters will, acting severally and not jointly, purchase the total number of Option Securities in amounts that are proportionate to the number of Initial Securities that the Underwriters have agreed to purchase hereunder as set forth on Schedule I hereto, subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole discretion shall make.

(c)Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Hunton & Williams LLP, 200 Park Avenue, New York, NY 10166-0091 or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 a.m. (New York City time) on October 15, 2012 (unless postponed in accordance with the provisions to Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the “Closing Date”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at 9:00 a.m. at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Option Closing Date as specified in the notice from the Representatives to the Company.
Payment shall be made to the Company by wire transfer of immediately available funds to bank account(s) designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. The Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or the Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.
(d)Denominations; Registration. Certificates for any certificated Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in the City of New York not later than noon (New York time) on the business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

SECTION 3.Covenants of the Company. The Company covenants with the Underwriters as follows:

(a)Compliance with Securities Regulations and Commission Requests. Prior to the first to occur of the final Option Closing Date or the expiration of the option set forth in Section 2(b), the Company, subject to Section 3(b), will comply with the requirements of Rule 430B, and will promptly notify the Representatives, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The

Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)Filing of Amendments and 1934 Act Documents. Prior to the first to occur of the final Option Closing Date or the expiration of the option set forth in Section 2(b), the Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement or any amendment, supplement or revision to either any preliminary prospectus or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Company will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall reasonably object. The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the execution of this Agreement; the Company will give the Representatives notice of its intention to make any such filing from the execution of this Agreement to the Closing Date and will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)Delivery of Registration Statements. Upon request, the Company will deliver to the Representatives and counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts. The copies of such Registration Statement and each amendment thereto furnished to the Representatives and counsel for the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)Delivery of Prospectuses. The Company has delivered or will deliver to the Underwriters, without charge, as many copies of the Prospectus as the Underwriters reasonably requested and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Underwriters, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act in connection with the sales of the Securities (the “Prospectus Delivery Period”), such number of copies of the Prospectus (as amended or supplemented) as the Underwriters may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Prospectus. If, at any time during the Prospectus Delivery Period, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, in the case of any Prospectus in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, the Company will use its best efforts to have any such amendment to the Registration Statement declared effective as soon as practicable, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs, prior to the completion of the distribution of the Securities by the Underwriters, an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, or any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)Permitted Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representatives, and each Underwriter agrees that, unless it obtains the prior written consent of the Company, it will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 of the 1933 Act, required to be filed with the Commission; provided that the prior written consent of the Representatives or the Company, as the case may be, shall be deemed to have been given in respect of any Issuer General Use Free Writing Prospectuses listed in Schedule II hereto. Any such free writing prospectus consented to by the Representatives or the Company and the Representatives, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the 1933 Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(g)Blue Sky Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriters may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(h)Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(i)Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Disclosure Package and the Prospectus under “Use of Proceeds.”

(j)DTCC. The Company will cooperate with the Underwriters and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of The Depository Trust & Clearing Corporation (“DTCC”).

(k)Listing. The Company will use its best efforts to effect the listing of the Securities on the NYSE.

(l)Restriction on Sale of Securities. During a period of 45 days from the date of the Prospectus (the “Lock-Up Period”), the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or convertible for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing; provided, however, that the foregoing restrictions shall not prohibit the Company from filing a shelf registration statement or a prospectus supplement under the 1933 Act relating to an “at the market” offering of its Common Shares after the Closing Date so long as no offers or sales are made by the Company pursuant thereto during the Lock-Up Period, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any Common Shares issued by the Company upon (x) the exercise of an option or warrant or (y) the conversion of a security, in either case outstanding on the date hereof and referred to (by incorporation by reference or otherwise) in the Disclosure Package and the Prospectus, (C) any Common Shares issued or options to purchase Common Shares granted pursuant to existing employee benefit plans of the Company referred to in the Disclosure Package and the Prospectus, (D) any Common Shares issued pursuant to any non-employee director stock plan, direct stock purchase plan or dividend reinvestment plan referred to in the Disclosure Package and the Prospectus, (E) any limited partner interests in the Operating Partnerships that are issued in exchange for real property or interests therein in the ordinary course of business, (F) any Common Shares issuable upon conversion of OP Units or (G) any Common Shares issuable upon conversion of the Company's 6.00% Convertible Guaranteed Notes due 2030. Notwithstanding the foregoing, in the event that either (x) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or (y) prior to the expiration of such Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such Lock-Up Period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release.

(m)Reporting Requirements. The Company, during the Prospectus Delivery Period, will file all documents required to be filed with the Commission pursuant to, and in accordance with, the 1934 Act and the 1934 Regulations within the time periods required by the 1934 Act and the 1934 Act Regulations.

(n)Preparation of Prospectus. Immediately following the execution of this Agreement, the Company will, subject to Section 3(b) hereof, prepare the Prospectus containing the Rule 430B Information and other selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the Representatives and the Company may deem appropriate, and will file or transmit for filing with the Commission, in accordance with Rule 424(b), copies of the Prospectus.

(o)REIT Qualification. The Company will use its best efforts to continue to meet the requirements to qualify as a “real estate investment trust” under the Code for so long as the Company intends to so qualify.

(p)Company Not an “Investment Company.” Each of the Company and the Operating Partnerships is familiar with the 1940 Act and the rules and regulations thereunder and will in the future conduct its and each Subsidiary's affairs in such a manner, and will use its best efforts, to ensure that the Company and each such Operating Partnership and Subsidiary will not be an “investment company” within the meaning of the 1940 Act and the rules and regulations thereunder.

(q)No Price Stabilization or Manipulation. The Company will not, and will use its best efforts to cause its officers, trustees and affiliates not to, and the Operating Partnerships will not, prior to the completion of the distribution of the Securities by the Underwriters contemplated by this Agreement, (i) take, directly or indirectly any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Securities or (iii) pay or agree to pay to any person (other than the Underwriters) any compensation for soliciting any order to purchase any other securities of the Company, in each case, in violation of applicable law.

SECTION 4.Payment of Expenses.

(a)Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) preparation, issuance and delivery of the Securities to the Underwriters and any charges of DTCC in connection therewith, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors (iv) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and expenses incident thereto and in connection with the preparation of the Blue Sky Survey and any supplement thereto (but not including the fees of counsel for the Underwriters incurred in connection therewith), (v) the preparation, printing and delivery to the Underwriters of copies of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vi) all fees and expenses of the transfer agent or registrar for the Securities, (vii) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and (x) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in Section 1(a).

(b)Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5(o) (other than due to the failure to satisfy any conditions therein due to events set forth in Sections 9(a)(ii), (iv), (v) and (vi)); Section 9(a)(i) or Section 9(a)(iii) hereof, the Company shall reimburse the Underwriters for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Operating Partnerships contained herein or in certificates of any officer of the Company or Lex GP-1 Trust (“Lex GP”), as the general partner of the Operating Partnerships, or any of the Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)No Stop Orders; Filing of Prospectus. The Registration Statement has become effective and at the Closing Date (or the applicable Option Closing Date, as the case may be), no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the time period prescribed by such Rule, and prior to the Closing Date, the Company shall have provided evidence satisfactory to the Representatives of such timely filing and such number of copies of the Prospectus as the Underwriters shall have reasonably requested.

(b)No Material Adverse Change. At the Closing Date (or the applicable Option Closing Date, as the case may be), there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, investment portfolio, business affairs or business prospects of the Company, the Operating Partnerships and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

(c)Opinions of Counsel for Company. Joseph S. Bonventre, Esq., Executive Vice President and General Counsel of the Company, shall have furnished to the Representatives, at the request of the Company and the Operating Partnerships, his written opinion, dated the Closing Date, and addressed to the Underwriters, substantially in the form of Exhibit B. Paul Hastings LLP, counsel for the Company and the Operating Partnerships, shall have furnished to the Representatives, at the request of the Company and the Operating Partnerships, their written opinion, dated the Closing Date, and addressed to the Underwriters, substantially in the form of Exhibit C-1, and their negative assurance letter, dated the Closing Date, and addressed to the Underwriters, substantially in the form of Exhibit C-2. Venable LLP, Maryland counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date, and addressed to the Underwriters, substantially in the form of Exhibit D. Paul Hastings LLP, tax counsel for the Company and the Operating Partnerships, shall have furnished to the Representatives, at the request of the Company and the Operating Partnerships, their written tax opinion, dated the Closing Date, and addressed to the Underwriters, substantially in the form of Exhibit E.

(d)Opinion of Counsel for Underwriters. At the Closing Date, the Underwriters shall have received an opinion, dated as of the Closing Date, of Hunton & Williams LLP, counsel for the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package and the Prospectus and such other related matters as the Underwriters may reasonably request. In giving such opinion, Hunton & Williams LLP may rely without investigation, as to all matters arising under or governed by the laws of the State of Maryland, on the opinion of Venable LLP referred to in Section 5(c) above.
(e)Officers' Certificates.

(1)At the Closing Date, the Representatives shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that (i) there has been no material adverse change as described in Section 5(b) hereof, (ii) the representations and warranties of the Company and the Operating Partnerships in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the obligations of the Company and the Operating Partnerships to be performed at or prior to the Closing Date under or pursuant to this Agreement have been duly performed, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission and (v) none of the Registration Statement, as of the date it first became effective, as of each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations or as of the Closing Date, or the Disclosure Package, as of the Initial Sale Time, or the Prospectus, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(2)At each of the Initial Sale Time and the Closing Date, the Representatives shall have received a certificate of the Chief Financial Officer of the Company, dated the Initial Sale Time and the Closing Date, respectively, in the form attached hereto as Exhibit A-1.

(f)General Partner's Certificate. At the Closing Date, the Representatives shall have received a certificate signed by the secretary of Lex GP, in its capacity as the general partner of each Operating Partnership, dated as of the Closing Date, to the effect that (i) there has been no material adverse change as described in Section 5(b) hereof, (ii) the representations and warranties of the Operating Partnerships in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, and (iii) the obligations of the applicable Operating Partnership to be performed at or prior to the Closing Date under or pursuant to this Agreement have been duly performed.

(g)Accountants' Comfort Letters. At the time of the execution of this Agreement, the Representatives shall have received from each of KPMG LLP and PricewaterhouseCoopers LLP a letter, dated such date, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants' “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Disclosure Package and the Prospectus.

(h)Bring-down Comfort Letters. At the Closing Date, the Representatives shall have received from each of KPMG LLP and PricewaterhouseCoopers LLP a letter, dated as of the Closing Date to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (g) of this Section 5, except that the “specified date” referred to shall be a date not more than one business day prior to the Closing Date.

(i)Approval of Listing. At the Closing Date and each Option Closing Date, if any, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

(j)Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit A-2 hereto signed by each person listed in Schedule V hereto.

(k)No Objection. Prior to the date of this Agreement, FINRA shall have confirmed in writing that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(l)Maintenance of Rating Since the execution of this Agreement, there shall not have been any decrease in or withdrawal of the rating of any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(m)Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities on any Option Closing Date that is after the Closing Date, the obligations of the Underwriters to purchase the applicable Option Securities shall be subject to the conditions specified in the introductory paragraph of this Section 5 and to the further condition that, at the applicable Option Closing Date, the Representatives shall have received:

(1)Officers' Certificate. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by the Chief Executive Officer and the Chief Financial Officer of the Company, as specified in Section 5(e) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

(2)General Partner's Certificate. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by the secretary of Lex GP, in its capacity as the general partner of each Operating Partnership, as specified in Section 5(f) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

(3)Opinions of Counsel for the Company and the Operating Partnerships. The opinions of (i) Joseph S. Bonventre, Esq., (ii) Paul Hastings LLP and (iii) Venable LLP, in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinions required by Section 5(c) hereof.

(4)Opinion of Counsel for Underwriters. The opinion of Hunton & Williams LLP, counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(5)Bring-down Comfort Letters. A letter from each of KPMG LLP and PricewaterhouseCoopers LLP, in form and substance satisfactory to the Representatives and dated such Option Closing Date, substantially in the same form and substance as the letters furnished to the Underwriters pursuant to Section 5(h) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than one business day prior to such Option Closing Date.

(n) Additional Documents. At the Closing Date and at each Option Closing Date, counsel for the Underwriters shall have been furnished with such other documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(o)Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on an Option Closing Date which is after the Closing Date, the obligations of the Underwriters to purchase the relevant Option Securities, may be terminated by the Underwriters by notice to the Company at any time on or prior to the Closing Date or such Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7, 8, 12, 13 and 16 hereof shall survive any such termination and remain in full force and effect.

SECTION 6.Indemnification.

(a)Indemnification of Underwriters . The Company and each Operating Partnership, jointly and severally, agrees to indemnify and hold harmless the Underwriters, their affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), their selling agents and each person, if any, who controls each Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(1)against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(2)against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

(3)against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).
(b)Indemnification of Company, Directors and Officers. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its trustees, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein, which information is described in Section 1(a)(1) hereof.

(c)Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Underwriters, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party for the fees and expenses of counsel in accordance with such request prior to the date of such settlement.

SECTION 7.Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnerships, on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnerships, on the one hand, and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Operating Partnerships, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total proceeds received by the Company from the sale of the Securities pursuant to this Agreement (before deducting expenses) and the total net proceeds received by the Underwriters from the resale of the Securities (after deducting the purchase price paid by the Underwriters to the Company for the Securities), in each case as set forth on the cover of the Prospectus bear to the aggregate public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company and the Operating Partnerships, on the one hand, and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnerships or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company, the Operating Partnerships and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
Notwithstanding the provisions of this Section 7, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by them and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.
No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Underwriters' affiliates and selling agents shall have the same rights to contribution as the Underwriters, and each trustee of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.
SECTION 8.Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriters or their affiliates or selling agents, or any person controlling an Underwriter, any officers or trustees of the Company or any person controlling the Company and (ii) delivery of and payment for the Securities.

SECTION 9.Termination of Agreement.

(a)Termination; General. The Representatives in their absolute discretion may terminate this Agreement without liability to the Company, by notice to the Company, at any time at or prior to the Closing Date (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto) or the Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnerships and the

Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) if trading generally on the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b)Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 10, 12, 13 and 16 shall survive such termination and remain in full force and effect.

SECTION 10.Underwriter Default.

(a)If any Underwriter or Underwriters shall fail at the Closing Date or an Option Closing Date to purchase the Initial Securities or Option Securities which it is obligated to purchase under this Agreement, and if the Initial Securities or Option Securities with respect to which such failure to purchase relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Initial Securities or Option Securities, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion of the total number of Default Securities then being purchased as the number of Initial Securities set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Initial Securities set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole discretion shall make.

(b)In the event the aggregate number of Default Securities exceeds 10% of the number of Initial Securities or Option Securities, as the case may be, the Representatives may in their discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within five calendar days after such default the Representatives do not arrange for the purchase of the Default Securities as provided in this Section 10, this Agreement or, in the case of a default with respect to the Option Securities, the obligations of the Underwriters to purchase and of the Company to sell such Option Securities shall thereupon terminate, with no liability on the part of the Company with respect thereto (except in each case as provided in Sections 4, 6, 7, 8 and 9) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c)In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Initial Closing Date or Option Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of the Underwriters' counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Initial Securities and Option Securities.

SECTION 11.Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention: Equity Syndicate Department (fax no: (212) 214-5918), with a copy to Hunton & Williams LLP, 951 East Byrd Street, Richmond, Virginia 23219, Attention:  Daniel M. LeBey, Esq. Notices to the Company and the Operating Partnerships shall be directed to them c/o Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, NY, 10119, Attention:  Joseph S. Bonventre, Esq., General Counsel, with a copy to Paul Hastings LLP, 75 East 55th Street, New York, NY 10022, Attention: Scott R. Saks, Esq., fax no: (212) 319-4090.

The Company and the Operating Partnerships shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

SECTION 12.Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Operating Partnerships and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Operating Partnerships and their respective successors and the controlling persons and officers and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, and the Operating Partnerships and their respective successors, and said controlling persons and officers and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

SECTION 13.GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 14.Effect of Headings. The section and exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 15.Absence of Fiduciary Relationship. Each of the Company and the Operating Partnerships, severally and not jointly, acknowledge and agree that:

(a)the Underwriters are acting solely as underwriters in connection with the public offering of the Securities and no fiduciary, advisory or agency relationship between the Company or any of the Operating Partnerships, on the one hand, and the Underwriters, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not the Underwriters have advised or are advising the Company or any of the Operating Partnerships on other matters, and the Underwriters do not have any obligation to the Company or any of the Operating Partnerships with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b)it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)in connection with each transaction contemplated by this Agreement and the process leading to such transactions, the Underwriters are and have been acting solely as principals and not as fiduciaries, advisors or agents of the Company or any of the Operating Partnerships or any of their respective affiliates, stockholders (or other equity holders), creditors or employees or any other party;

(d)the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and they have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate;

(e)it is aware that the Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Operating Partnerships and that the Underwriters do not have any obligation to disclose such interests and transactions to the Company or any of the Operating Partnerships by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(f)it waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company or any shareholders, employees or creditors of the Company or any partners, employees or creditors of any of the Operating Partnerships.

SECTION 16.Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates), each Operating Partnership (on its behalf and, to the extent permitted by applicable law, on behalf of its limited partners and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 17.Time. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 18.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 19.Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If a section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[Signature Pages Follow.]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Operating Partnerships in accordance with its terms.
Very truly yours,

LEXINGTON REALTY TRUST
By:	/s/ Joseph S. Bonventre
Name:	Joseph S. Bonventre
Title:	Executive Vice President

LEPERCQ CORPORATE INCOME FUND L.P.
By:	Lex GP-1 Trust, its General Partner

By:	/s/ Joseph S. Bonventre
Name:	Joseph S. Bonventre
Title:	Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.
By:	Lex GP-1 Trust, its General Partner

By:	/s/ Joseph S. Bonventre
Name:	Joseph S. Bonventre
Title:	Vice President

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED,
as of the date first above written:
For itself and as Representative of the several Underwriters listed on Schedule I hereto:
WELLS FARGO SECURITIES, LLC

By:	/s/ David Herman
Name: David Herman
Title: Director

For itself and as Representative of the several Underwriters listed on Schedule I hereto:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Jeffrey Horowitz
Name: Jeffrey Horowitz
Title: Managing Director

[Signature Page to Underwriting Agreement]

Schedule I

Underwriter	Total Number of Initial Securities to be Purchased	Number of Option Securities to be Purchased if Option is Fully Exercised
Wells Fargo Securities, LLC	4,650,000	697,500
Merrill Lynch, Pierce, Fenner & Smith Incorporated	4,650,000	697,500
Jefferies & Company, Inc.	1,800,000	270,000
Keybanc Capital Markets Inc.	1,800,000	270,000
Barclays Capital Inc.	1,200,000	180,000
RBC Capital Markets, LLC	450,000	67,500
Stifel Nicolaus & Company, Incorporated	450,000	67,500
Total	15,000,000	2,250,000

I-1

Schedule II
Issuer General Use Free Writing Prospectuses
None

II-1

Schedule III
Oral Pricing Information that will be conveyed to Purchasers of Common Shares in this Offering
1.    The number of common shares sold in the offering is 15,000,000 common shares.
2.    The public offering price of the common shares is: $9.45.

III-1

Schedule IV
Subsidiaries

Name	Jurisdiction of Organization
30 LIGHT STREET BORROWER LLC	DE
100 LIGHT STREET BORROWER LLC	DE
100 LIGHT STREET PROPERTY OWNER LLC	DE
100 LIGHT STREET BUSINESS TRUST	MD
1701 MARKET ASSOCIATES L.P.	DE
1701 MARKET GP LLC	DE
ACQUIPORT 550 MANAGER LLC	DE
ACQUIPORT 600 MANAGER LLC	DE
ACQUIPORT BREA L.P.	DE
ACQUIPORT BREA MANAGER LLC	DE
ACQUIPORT COLORADO SPRINGS LLC	DE
ACQUIPORT COLORADO SPRINGS MANAGER LLC	DE
ACQUIPORT INT'L PARKWAY L.P.	DE
ACQUIPORT INT'L PARKWAY MANAGER LLC	DE
ACQUIPORT ISSAQUAH LLC	DE
ACQUIPORT ISSAQUAH MANAGER LLC	DE
ACQUIPORT LAKE MARY 550 LLC	DE
ACQUIPORT LAKE MARY 600 LLC	DE
ACQUIPORT LAURENS LLC	DE
ACQUIPORT LAURENS MANAGER INC.	DE
ACQUIPORT LENEXA LLC	DE
ACQUIPORT LENEXA MANAGER LLC	DE
ACQUIPORT MCDONOUGH L.P.	DE
ACQUIPORT MCDONOUGH MANAGER LLC	DE
ACQUIPORT MERIDIAN LLC	DE
ACQUIPORT MERIDIAN MANAGER LLC	DE
ACQUIPORT MILFORD LLC	DE
ACQUIPORT OAKLAND L.P.	DE
ACQUIPORT OAKLAND MANAGER LLC	DE
ACQUIPORT SIERRA MANAGER CORP.	DE
ACQUIPORT TEMPERANCE LLC	DE
ACQUIPORT TEMPERANCE MANAGER INC.	DE
ACQUIPORT WINCHESTER LLC	DE
ACQUIPORT WINCHESTER MANAGER LLC	DE
ADGOLD MANAGER LLC	NY
CHADAN MANAGER LLC	NY
CHADER MANAGER LLC	NY
CONZAR MANAGER LLC	CT
CMBS PROPERTY HOLDINGS LLC	DE
CMBS GP HOLDINGS LLC	DE
CTO ASSOCIATES LIMITED PARTNERSHIP	MD

EVERGLADES CHARTER SCHOOL LENDERS, LLC	DE
EVERGLADES CHARTER SCHOOL MANAGER LLC	DE
FARRAGUT REMAINDER I LIMITED PARTNERSHIP	MA
FARRAGUT REMAINDER II LIMITED PARTNERSHIP	MA
FEDERAL SOUTHFIELD LIMITED PARTNERSHIP	MA
JAZAR MANAGER LLC	CT
JERMOR ASSOCIATES LIMITED PARTNERSHIP	CT
HARPARD ASSOCIATES LIMITED PARTNERSHIP	CT
LEPERCQ CORPORATE INCOME FUND II L.P.	DE
LEPERCQ CORPORATE INCOME FUND L.P.	DE
LEX AURORA L.P.	DE
LEX CHILLICOTHE GP LLC	DE
LEX CHILLICOTHE L.P.	DE
LEX-EASTGAR L.P.	DE
LEX-EASTGAR GP LLC	DE
LEX EDGEWATER GP LLC	DE
LEX EDGEWATER L.P.	DE
LEX EUGENE GP LLC	DE
LEX EUGENE L.P.	DE
LEX GLENDALE PARCEL LLC	DE
LEX GLENDALE PARCEL MANAGER LLC	DE
LEX GP HOLDING LLC	DE
LEX GP-1 TRUST	DE
LEX HUNTINGTON GP LLC	DE
LEX HUNTINGTON L.P.	DE
LEX JESSUP GP LLC	DE
LEX JESSUP L.P.	DE
LEX KENTUCKY GP LLC	DE
LEX KENTUCKY L.P.	DE
LEX LAKEWOOD PARCEL GP LLC	DE
LEX LAKEWOOD PARCEL L.P.	DE
LEX LHLP GP LLC	DE
LEX LHLP L.P.	DE
LEX LP-1 TRUST	DE
LEX MERIDIAN GP LLC	DE
LEX MERIDIAN L.P.	DE
LEX MISSOURI CITY GP LLC	DE
LEX MISSOURI CITY L.P.	DE
LEX RANTOUL GP LLC	DE
LEX RANTOUL L.P.	DE
LEX ROCK HILL GP LLC	DE
LEX ROCK HILL L.P.	DE
LEX OCDES LLC	DE
LEX OCDES I LLC	DE
LEX OPELIKA GP LLC	DE

LEX OPELIKA L.P.	DE
LEX PALM BEACH GP LLC	DE
LEX-PROPERTY HOLDINGS LLC	DE
LEX-SPRINGING MEMBER LLC	DE
LEX SHREVEPORT GP LLC	DE
LEX SHREVEPORT L.P.	DE
LEX SHREVEPORT II GP LLC	DE
LEX SHREVEPORT II L.P.	DE
LEX ST. JOSEPH L.P.	DE
LEX ST. JOSEPH GP LLC	DE
LEX SUNCAP HP GP LLC	DE
LEX SUNCAP HP L.P.	DE
LEX SUNCAP HP JV L.P.	DE
LEX VALDOSTA GP LLC	DE
LEX VALDOSTA L.P.	DE
LEX WESTERVILLE GP LLC	DE
LEX WESTERVILLE L.P.	DE
LEXINGTON ACQUIPORT COLINAS L.P.	DE
LEXINGTON ACQUIPORT COMPANY LLC	DE
LEXINGTON ACQUIPORT COMPANY II LLC	DE
LEXINGTON ACQUIPORT FISHERS LLC	DE
LEXINGTON ACQUIPORT SIERRA LLC	DE
LEXINGTON ALLEN L.P.	DE
LEXINGTON ALLEN MANAGER LLC	DE
LEXINGTON AMERICAN WAY LLC	DE
LEXINGTON AMERICAN WAY MANAGER INC.	DE
LEXINGTON ANTIOCH L.L.C.	DE
LEXINGTON ANTIOCH MANAGER LLC	DE
LEXINGTON ARLINGTON L.P.	DE
LEXINGTON ARLINGTON MANAGER LLC	DE
LEXINGTON ATLANTA L.P.	DE
LEXINGTON ATLANTA MANAGER LLC	DE
LEXINGTON BEAUMONT LAND L.P.	DE
LEXINGTON BEAUMONT LAND GP LLC	DE
LEXINGTON BHI TRUST	DE
LEXINGTON BOCA LLC	FL
LEXINGTON BOCA MANAGER LLC	DE
LEXINGTON BREMERTON LLC	DE
LEXINGTON BREMERTON MANAGER LLC	DE
LEXINGTON BRISTOL L.P.	DE
LEXINGTON BRISTOL GP LLC	DE
LEXINGTON BROADFIELD L.P.	DE
LEXINGTON BROADFIELD MANAGER LLC	DE
LEXINGTON BULVERDE LP	DE
LEXINGTON BULVERDE MANAGER LLC	DE
LEXINGTON CANTON LLC	DE
LEXINGTON CARROLLTON L.P.	DE
LEXINGTON CARROLLTON MANAGER LLC	DE
LEXINGTON CDH I LLC	DE
LEXINGTON CDH II LLC	DE

LEXINGTON CENTENNIAL LLC	DE
LEXINGTON CENTENNIAL MANAGER LLC	DE
LEXINGTON CENTERPOINT L.P.	DE
LEXINGTON CENTERPOINT MANAGER LLC	DE
LEXINGTON CHARLESTON L.P.	DE
LEXINGTON CHARLESTON MANAGER LLC	DE
LEXINGTON CHESTER INDUSTRIAL LLC	SC
LEXINGTON CHESTER MANAGER LLC	DE
LEXINGTON CHICAGO LENDER LLC	DE
LEXINGTON CLIVE II LLC	DE
LEXINGTON CLIVE LLC	DE
LEXINGTON CLIVE MANAGER LLC	DE
LEXINGTON COLLIERVILLE L.P.	DE
LEXINGTON COLLIERVILLE MANAGER LLC	DE
LEXINGTON COLUMBUS GP LLC	DE
LEXINGTON COLUMBUS L.P.	DE
LEXINGTON COLUMBUS (JACKSON STREET) L.P.	DE
LEXINGTON COLUMBUS (JACKSON STREET) MANAGER LLC	DE
LEXINGTON CROSSPOINT L.P.	DE
LEXINGTON CROSSPOINT MANAGER LLC	DE
LEXINGTON DISSOLVED LLC	DE
LEXINGTON DOVER LLC	DE
LEXINGTON DRY RIDGE CORP.	DE
LEXINGTON DRY RIDGE MEZZ CORP.	DE
LEXINGTON DUBUQUE LLC	DE
LEXINGTON DUBUQUE MANAGER INC.	DE
LEXINGTON DULLES LLC	DE
LEXINGTON DULLES MANAGER LLC	DE
LEXINGTON DUNCAN L.P.	DE
LEXINGTON DUNCAN MANAGER LLC	DE
LEXINGTON DURHAM INC.	DE
LEXINGTON DURHAM LIMITED PARTNERSHIP	CT
LEXINGTON ELIZABETHTOWN 730 CORP.	DE
LEXINGTON ELIZABETHTOWN 730 MEZZ CORP.	DE
LEXINGTON ELIZABETHTOWN 750 CORP.	DE
LEXINGTON ELIZABETHTOWN 750 MEZZ CORP.	DE
LEXINGTON FARMINGTON HILLS LLC	DE
LEXINGTON FARMINGTON HILLS MANAGER LLC	DE
LEXINGTON FLORENCE LLC	DE
LEXINGTON FLORENCE MANAGER LLC	DE
LEXINGTON FORT MEYERS L.P.	DE
LEXINGTON FORT MEYERS MANAGER LLC	DE
LEXINGTON FORT MILL II LLC	DE
LEXINGTON FORT MILL II MANAGER LLC	DE
LEXINGTON FORT MILL LLC	DE

LEXINGTON FORT MILL MANAGER LLC	DE
LEXINGTON FORT STREET TRUSTEE LLC	DE
LEXINGTON FORT STREET TRUST	NY
LEXINGTON FOXBORO I LLC	DE
LEXINGTON FOXBORO MANAGER I LLC	DE
LEXINGTON FOXBORO II LLC	DE
LEXINGTON FOXBORO MANAGER II LLC	DE
LEXINGTON FP GP LLC	DE
LEXINGTON FP L.P.	DE
LEXINGTON GEARS L.P.	DE
LEXINGTON GEARS MANAGER LLC	DE
LEXINGTON GLENDALE LLC	DE
LEXINGTON GLENDALE MANAGER LLC	DE
LEXINGTON GREENVILLE L.P.	DE
LEXINGTON GREENVILLE GP LLC	DE
LEXINGTON HAMPTON LLC	DE
LEXINGTON HARRISBURG L.P.	DE
LEXINGTON HARRISBURG MANAGER LLC	DE
LEXINGTON HIGH POINT LLC	DE
LEXINGTON HIGH POINT MANAGER LLC	DE
LEXINGTON HONOLULU L.P.	DE
LEXINGTON HONOLULU MANAGER LLC	DE
LEXINGTON HOPKINSVILLE CORP.	DE
LEXINGTON HOPKINSVILLE MEZZ CORP.	DE
LEXINGTON INDIANAPOLIS L.P.	DE
LEXINGTON INDIANAPOLIS MANAGER LLC	DE
LEXINGTON INDIANAPOLIS PARCEL LLC	DE
LEXINGTON ISS HOLDINGS L.P.	DE
LEXINGTON JOHNS CREEK L.P.	DE
LEXINGTON JOHNS CREEK MANAGER LLC	DE
LEXINGTON KALAMAZOO L.P.	DE
LEXINGTON KALAMAZOO MANAGER LLC	DE
LEXINGTON KANSAS CITY LLC	DE
LEXINGTON KANSAS CITY MANAGER LLC	DE
LEXINGTON KINGSTON MAIN LLC	DE
LEXINGTON K MAIN L.P.	DE
LEXINGTON KNOXVILLE LLC	DE
LEXINGTON KNOXVILLE MANAGER LLC	DE
LEXINGTON LAC LENEXA L.P.	DE
LEXINGTON LAC LENEXA GP LLC	DE
LEXINGTON LAKE FOREST MANAGER LLC	DE
LEXINGTON LAKE FOREST L.P.	DE
LEXINGTON LAKEWOOD L.P.	DE
LEXINGTON LAKEWOOD MANAGER LLC	DE
LEXINGTON LAS VEGAS (VEGPOW) L.P.	DE
LEXINGTON LAS VEGAS (VEGPOW) MANAGER LLC	DE
LEXINGTON LION CARY GP LLC	DE
LEXINGTON LION CARY II L.P.	DE
LEXINGTON LION CARY L.P.	DE

LEXINGTON LION CHICAGO GP LLC	DE
LEXINGTON LION CHICAGO L.P.	DE
LEXINGTON LION FARMERS BRANCH GP LLC	DE
LEXINGTON LION FARMERS BRANCH L.P.	DE
LEXINGTON LION MCLEAREN GP LLC	DE
LEXINGTON LION MCLEAREN L.P.	DE
LEXINGTON LION PLYMOUTH GP LLC	DE
LEXINGTON LION PLYMOUTH L.P.	DE
LEXINGTON LION RICHMOND GP LLC	DE
LEXINGTON LION RICHMOND L.P.	DE
LEXINGTON/LION VENTURE L.P.	DE
LEXINGTON LOS ANGELES L.P.	DE
LEXINGTON LOS ANGELES MANAGER LLC	DE
LEXINGTON LOUISVILLE L.P.	DE
LEXINGTON LOUISVILLE MANAGER LLC	DE
LEXINGTON LIVONIA L.L.C.	MI
LEXINGTON LIVONIA TI L.P.	DE
LEXINGTON LIVONIA TI MANAGER LLC	DE
LEXINGTON MARSHALL LLC	DE
LEXINGTON MARSHALL MS GP LLC	DE
LEXINGTON MARSHALL MS L.P.	DE
LEXINGTON MECHANICSBURG INC.	DE
LEXINGTON MECHANICSBURG L.P.	DE
LEXINGTON MEMPHIS (JVF) L.P.	DE
LEXINGTON MEMPHIS (JVF) MANAGER LLC	DE
LEXINGTON MIDLOTHIAN L.P.	DE
LEXINGTON MIDLOTHIAN MANAGER LLC	DE
LEXINGTON MILLINGTON L.P.	DE
LEXINGTON MILLINGTON MANAGER LLC	DE
LEXINGTON MINNEAPOLIS LLC	DE
LEXINGTON MISSION L.P.	DE
LEXINGTON MISSION MANAGER LLC	DE
LEXINGTON MKP MANAGEMENT L.P.	DE
LEXINGTON MLP BOSTON L.P.	DE
LEXINGTON MLP BOSTON MANAGER LLC	DE
LEXINGTON MLP SHREVEPORT L.P.	DE
LEXINGTON MLP SHREVEPORT MANAGER LLC	DE
LEXINGTON MLP WESTERVILLE L.P.	DE
LEXINGTON MLP WESTERVILLE MANAGER LLC	DE
LEXINGTON MOODY L.P.	DE
LEXINGTON MOODY LLC	DE
LEXINGTON MORTGAGE TRUSTEE LLC	DE
LEXINGTON NORTHCHASE L.P.	DE
LEXINGTON OC LLC	DE
LEXINGTON OKLAHOMA CITY L.P.	DE
LEXINGTON OKLAHOMA CITY MANAGER LLC	DE
LEXINGTON OLIVE BRANCH LLC	DE
LEXINGTON OLIVE BRANCH MANAGER LLC	DE

LEXINGTON OVERLAND PARK LLC	DE
LEXINGTON OVERLAND PARK MANAGER LLC	DE
LEXINGTON OWENSBORO CORP.	DE
LEXINGTON OWENSBORO MEZZ CORP.	DE
LEXINGTON PALM BEACH LLC	DE
LEXINGTON PHILADELPHIA TRUST	DE
LEXINGTON RATSIDEM L.P.	DE
LEXINGTON RATSIDEM GP LLC	DE
LEXINGTON REALTY ADVISORS INC.	DE
LEXINGTON REDMOND LLC	DE
LEXINGTON REDMOND MANAGER LLC	DE
LEXINGTON SAN ANTONIO L.P.	DE
LEXINGTON SAN ANTONIO MANAGER LLC	DE
LEXINGTON SHELBY L.P.	DE
LEXINGTON SHELBY GP LLC	DE
LEXINGTON SHELBY LENDER LLC	DE
LEXINGTON SIX PENN LLC	DE
LEXINGTON SKOOB LLC	DE
LEXINGTON SKY HARBOR LLC	DE
LEXINGTON SPARTANBURG LLC	DE
LEXINGTON SOUTHFIELD LLC	DE
LEXINGTON SOUTHINGTON L.P.	DE
LEXINGTON SOUTHINGTON MANAGER LLC	DE
LEXINGTON STREETSBORO LLC	DE
LEXINGTON STREETSBORO MANAGER LLC	DE
LEXINGTON SUGARLAND L.P.	DE
LEXINGTON SUGARLAND MANAGER LLC	DE
LEXINGTON TAMPA L.P.	DE
LEXINGTON TAMPA GP LLC	DE
LEXINGTON TEMPE L.P.	DE
LEXINGTON TEMPE MANAGER LLC	DE
LEXINGTON TEMPLE L.P.	DE
LEXINGTON TEMPLE MANAGER LLC	DE
LEXINGTON TENNESSEE HOLDINGS L.P.	DE
LEXINGTON TEXAS HOLDINGS L.P.	DE
LEXINGTON TEXAS MANAGER LLC	DE
LEXINGTON TNI CANONSBURG L.P.	DE
LEXINGTON TNI CANONSBURG MANAGER LLC	DE
LEXINGTON TNI DES MOINES L.P.	DE
LEXINGTON TNI DES MOINES MANAGER LLC	DE
LEXINGTON TNI ERWIN L.P.	DE
LEXINGTON TNI ERWIN MANAGER LLC	DE
LEXINGTON TNI IRVING L.P.	DE
LEXINGTON TNI IRVING MANAGER LLC	DE
LEXINGTON TNI WESTLAKE L.P.	DE
LEXINGTON TNI WESTLAKE MANAGER LLC	DE
LEXINGTON TOY TRUSTEE LLC	DE
LEXINGTON TOY CLACKAMUS L.P.	DE

LEXINGTON TOY LYNWOOD L.P.	DE
LEXINGTON TOY TULSA L.P.	DE
LEXINGTON TRAMK GALESBURG LLC	DE
LEXINGTON TRAMK GALESBURG REMAINDERMAN LLC	DE
LEXINGTON TRAMK LEWISBURG LLC	DE
LEXINGTON TRAMK LEWISBURG REMAINDERMAN LLC	DE
LEXINGTON TRAMK LORAIN LLC	DE
LEXINGTON TRAMK LORIAN REMAINDERMAN LLC	DE
LEXINGTON TRAMK MANTECA L.P.	DE
LEXINGTON TRAMK MANTECA MANAGER LLC	DE
LEXINGTON TRAMK MANTECA REMAINDERMAN L.P.	DE
LEXINGTON TRAMK SAN DIEGO L.P.	DE
LEXINGTON TRAMK SAN DIEGO MANAGER LLC	DE
LEXINGTON TRAMK WATERTOWN LLC	DE
LEXINGTON TRAMK WATERTOWN REMAINDERMAN LLC	DE
LEXINGTON TULSA L.P.	DE
LEXINGTON TULSA MANAGER LLC	DE
LEXINGTON WALL L.P.	DE
LEXINGTON WALL LLC	DE
LEXINGTON WALLINGFORD LLC	DE
LEXINGTON WALLINGFORD MANAGER LLC	DE
LEXINGTON WAXAHACHIE L.P.	DE
LEXINGTON WAXAHACHIE MANAGER LLC	DE
LEXINGTON WILSONVILLE GP LLC	DE
LEXINGTON WILSONVILLE L.P.	DE
LHLP GP LLC	DE
LIA GP LLC	DE
LINWOOD AVENUE LIMITED PARTNERSHIP	DE
LIVE IN AMERICA FINANCIAL SERVICES LLC	DE
LIVE IN AMERICA - FLORIDA REGIONAL CENTER LLC	DE
LMLP GP LLC	DE
LOMBARD STREET LOTS, LLC	MD
LRA CAFÉ LLC	DE
LRA GP LLC	DE
LRA LIMITED L.P.	DE
LRA LIMITED GP LLC	DE
LRA MANAGER CORP.	DE
LRA MKP TRS L.P.	DE
LRA TEXAS GENERAL PARTNER LLC	DE
LRA TEXAS L.P.	DE
LSAC CROSSVILLE L.P.	DE
LSAC CROSSVILLE MANAGER LLC	DE
LSAC EAU CLAIRE L.P.	DE
LSAC EAU CLAIRE MANAGER LLC	DE

LSAC GENERAL PARTNER LLC	DE
LSAC MEMPHIS L.P.	DE
LSAC MEMPHIS MANAGER LLC	DE
LSAC MORRIS COUNTY L.P.	DE
LSAC MORRIS COUNTY MANAGER LLC	DE
LSAC OKLAHOMA CITY L.P.	DE
LSAC OKLAHOMA CITY MANAGER LLC	DE
LSAC OMAHA L.P.	DE
LSAC OMAHA MANAGER LLC	DE
LSAC OPERATING PARTNERSHIP L.P.	DE
LSAC ORLANDO L.P.	DE
LSAC ORLANDO MANAGER LLC	DE
LSAC PASCAGOULA L.P.	DE
LSAC PASCAGOULA MANAGER LLC	DE
LSAC PLYMOUTH L.P.	DE
LSAC PLYMOUTH MANAGER LLC	DE
LSAC TEMPE L.P.	DE
LSAC TEMPE MANAGER LLC	DE
LSAC TOMBALL L.P.	DE
LSAC TOMBALL MANAGER LLC	DE
LSAC WOODLANDS L.P.	DE
LSAC WOODLANDS MANAGER LLC	DE
LXP CAPITAL TRUST I	DE
LXP CHICAGO LLC	DE
LXP GP LLC	DE
LXP HUMBLE GP LLC	DE
LXP I L.P.	DE
LXP I TRUST	DE
LXP II INC.	DE
LXP II L.P.	DE
LXP ISS MANAGER LLC	DE
LXP LIMITED L.P.	DE
LXP LIMITED GP LLC	DE
LXP TEXAS HOLDINGS MANAGER LLC	DE
MLP MANAGER CORP.	DE
MLP UNIT PLEDGE L.P.	DE
MLP UNIT PLEDGE GP LLC	DE
NACIV MANAGER LLC	CT
NET 1 HENDERSON LLC	NC
NET 1 PHOENIX L.L.C.	AZ
NET 2 COX LLC	DE
NET 2 HAMPTON LLC	DE
NET LEASE STRATEGIC ASSETS FUND L.P.	DE
NEWKIRK ALTENN GP LLC	DE
NEWKIRK ALTENN L.P.	DE
NEWKIRK ASSET MANAGEMENT LLC	DE
NEWKIRK AVREM GP LLC	DE
NEWKIRK AVREM L.P.	DE
NEWKIRK BASOT GP LLC	DE
NEWKIRK BASOT L.P.	DE

NEWKIRK BLUFF GP LLC	DE
NEWKIRK BLUFF L.P.	DE
NEWKIRK CALCRAF GP LLC	DE
NEWKIRK CALCRAF L.P.	DE
NEWKIRK CAPITAL LLC	DE
NEWKIRK CAROLION GP LLC	DE
NEWKIRK CAROLION L.P.	DE
NEWKIRK CLIFMAR GP LLC	DE
NEWKIRK CLIFMAR L.P.	DE
NEWKIRK CROYDON GP LLC	DE
NEWKIRK CROYDON L.P.	DE
NEWKIRK DALHILL GP LLC	DE
NEWKIRK DALHILL L.P.	DE
NEWKIRK DENPORT GP LLC	DE
NEWKIRK DENPORT L.P.	DE
NEWKIRK ELPORT GP LLC	DE
NEWKIRK ELPORT L.P.	DE
NEWKIRK ELWAY GP LLC	DE
NEWKIRK ELWAY L.P.	DE
NEWKIRK GERSANT GP LLC	DE
NEWKIRK GERSANT L.P.	DE
NEWKIRK GP LLC	DE
NEWKIRK JACWAY GP LLC	DE
NEWKIRK JACWAY L.P.	DE
NEWKIRK JLE WAY L.P.	DE
NEWKIRK JLE WAY GP LLC	DE
NEWKIRK JOHAB GP LLC	DE
NEWKIRK JOHAB L.P.	DE
NEWKIRK LANMAR GP LLC	DE
NEWKIRK LANMAR L.P.	DE
NEWKIRK LIROC GP LLC	DE
NEWKIRK LIROC L.P.	DE
NEWKIRK MARBAX GP LLC	DE
NEWKIRK MARBAX L.P.	DE
NEWKIRK MARTALL L.P.	DE
NEWKIRK MARTALL GP LLC	DE
NEWKIRK MLP UNIT LLC	DE
NEWKIRK ORPER GP LLC	DE
NEWKIRK ORPER L.P.	DE
NEWKIRK SABLEMART GP LLC	DE
NEWKIRK SABLEMART L.P.	DE
NEWKIRK SALISTOWN GP LLC	DE
NEWKIRK SALISTOWN L.P.	DE
NEWKIRK SEGUINE GP LLC	DE
NEWKIRK SEGUINE L.P.	DE
NEWKIRK SKOOB GP LLC	DE
NEWKIRK SKOOB L.P.	DE
NEWKIRK SPOKMONT GP LLC	DE
NEWKIRK SPOKMONT L.P.	DE
NEWKIRK STATMONT GP LLC	DE

NEWKIRK STATMONT L.P.	DE
NEWKIRK SUNWAY GP LLC	DE
NEWKIRK SUNWAY L.P.	DE
NEWKIRK SUPERWEST GP LLC	DE
NEWKIRK SUPERWEST L.P.	DE
NEWKIRK SYRCAR GP LLC	DE
NEWKIRK SYRCAR L.P.	DE
NEWKIRK WALANDO GP LLC	DE
NEWKIRK WALANDO L.P.	DE
NEWKIRK WASHTEX GP LLC	DE
NEWKIRK WASHTEX L.P.	DE
NK-850/950 CORPORETUM PROPERTY LLC	DE
NK-850/950 CORPORETUM PROPERTY MANAGER LLC	DE
NK-BRIDGEWATER PROPERTY LLC	DE
NK-BRIDGEWATER PROPERTY MANAGER LLC	DE
NK-CINN HAMILTON PROPERTY LLC	DE
NK-CINN HAMILTON PROPERTY MANAGER LLC	DE
NK-GLENWILLOW PROPERTY LLC	DE
NK-GLENWILLOW PROPERTY MANAGER LLC	DE
NK-HOLDING LLC	DE
NK-LOMBARD GL PROPERTY LLC	DE
NK-LOMBARD GL PROPERTY MANAGER LLC	DE
NK-LOMBARD STREET MANAGER LLC	DE
NK-LUMBERTON PROPERTY LLC	DE
NK-LUMBERTON PROPERTY MANAGER LLC	DE
NK-MCDONOUGH PROPERTY LLC	DE
NK-MCDONOUGH PROPERTY MANAGER LLC	DE
NK-ODW/COLUMBUS PROPERTY LLC	DE
NK-ODW/COLUMBUS PROPERTY MANAGER LLC	DE
NK-REMAINDER INTEREST LLC	DE
NK-ROCKAWAY PROPERTY LLC	DE
NK-ROCKAWAY PROPERTY MANAGER LLC	DE
NK-ROCKFORD PROPERTY LLC	DE
NK-ROCKFORD PROPERTY MANAGER LLC	DE
NK-STATESVILLE PROPERTY LLC	DE
NK-STATESVILLE PROPERTY MANAGER LLC	DE
NK-TCC PROPERTY LLC	DE
NK-TCC PROPERTY MANAGER LLC	DE
NLSAF BHIC GP LLC	DE
NLSAF BHIT GP LLC	DE
NLSAF FRANKLIN GP LLC	DE
NLSAF FRANKLIN L.P.	DE
NLSAF FT. COLLINS GP LLC	DE
NLSAF FT. COLLINS L.P.	DE
NLSAF JACKSONVILLE GP LLC	DE
NLSAF JACKSONVILLE L.P.	DE
NLSAF MARSHALL GP LLC	DE

NLSAF MARSHALL L.P.	DE
NLSAF MCDONOUGH L.P.	DE
NLSAF MCDONOUGH MANAGER LLC	DE
NLSAF TAMPA GP LLC	DE
NLSAF TAMPA L.P.	DE
ONE WOODSTOCK ASSOCIATES LIMITED PARTNERSHIP	MA
PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP	AZ
RAZAR MANAGER LLC	CT
REHAB HUMBLE LESSEE L.P.	DE
SALISKIRK LLC	CT
SANZAR MANAGER LLC	CT
SAVANNAH WATERFRONT HOTEL LLC	GA
SIX PENN CENTER ASSOCIATES	PA
SIX PENN CENTER L.P.	DE
SKIKID LLC	DE
SKOOBKIRK LLC	CT
SMEG CHICAGO L.P.	DE
SPOKMONT LLC	AL
STATESIDE LIFE LLC	DE
SUE LLC	DE
TABKIRK LLC	CT
TEXAN CHRISTENSEN LIMITED PARTNERSHIP	DE
TEXAN PETROLITE LIMITED PARTNERSHIP	DE
TEXAN TRAINING LIMITED PARTNERSHIP	DE
TEXAN WESTERN LIMITED PARTNERSHIP	DE
TRIPLE NET INVESTMENT COMPANY LLC	DE
TRIPLE NET INVESTMENT L.P.	DE
UNION HILLS ASSOCIATES	AZ
UNION HILLS ASSOCIATES II	AZ
WAYLAND ASSOCIATES LLC	NY
WESTPORT VIEW CORPORATE CENTER L.P.	DE
XEL AURORA LLC	DE
XEL CHICAGO GP LLC	DE
XEL FLORENCE GP LLC	DE
XEL FLORENCE L.P.	DE
XEL FW LAND GP LLC	DE
XEL FW LAND L.P.	DE
XEL GREENCROSS LENDER GP LLC	DE
XEL GREENCROSS LENDER L.P.	DE
XEL HOMESTEAD LLC	DE
XEL HUNTINGTON LENDER LLC	DE
XEL JESSUP LENDER LLC	DE
XEL MERIDIAN GP LLC	DE
XEL MERIDIAN L.P.	DE
XEL RANTOUL LENDER LLC	DE
XEL SAN DIEGO GP LLC	DE
XEL SAN DIEGO L.P.	DE
XEL SHREVEPORT LENDER LLC	DE

XEL ST. JOSEPH LENDER LLC	DE
XEL ST. PETERSBURG LLC	DE
XEL LENDER LLC	DE

Unconsolidated

Name	Jurisdiction of Organization
CENLAND ASSOCIATES LIMITED PARTNERSHIP	CT
ADGOLD ASSOCIATES LLC	NY
AVAZAR ASSOCIATES	CT
BATTIN ASSOCIATES	CT
BATTIN CORP.	CT
BATTIN I LIMITED PARTNERSHIP	DE
BATTIN II LIMITED PARTNERSHIP	DE
CHADAN ASSOCIATES LLC	NY
CHADER ASSOCIATES LLC	NY
CHADGOLD ASSOCIATES	CT
CONZAR ASSOCIATES	CT
CONZAR I LIMITED PARTNERSHIP	DE
CONZAR II LIMITED PARTNERSHIP	DE
GAN PALM BEACH LESSEE L.P.	DE
GAN PALM BEACH LESSEE SUB LLC	DE
JAYAL ASSOCIATES LIMITED PARTNERSHIP	CT
JAZAR ASSOCIATES LLC	CT
JESEB CORP.	NJ
NOZAR ASSOCIATES	CT
NOZAR CORP.	CT
NOZAR I LIMITED PARTNERSHIP	DE
NOZAR II LIMITED PARTNERSHIP	DE
ONE ARKANSAS ASSOCIATES LIMITED PARTNERSHIP	MA
ONE SUMMIT ASSOCIATES LIMITED PARTNERSHIP	MA
RAZAR GROUP LLC	CT
SANZAR ASSOCIATES	CT
SANZAR I LIMITED PARTNERSHIP	DE
SANZAR II LIMITED PARTNERSHIP	DE
TABER ASSOCIATES LIMITED PARTNERSHIP	CT
VICAN ASSOCIATES	CT
WALDREST ASSOCIATES LIMITED PARTNERSHIP	CT
ZIDER ASSOCIATES	CT
ZIGOLD ASSOCIATES	CT

Schedule V
Trustees and Executive Officers Required to Execute Lock-Up Agreements
Joseph Bonventre
Clifford Broser
Patrick Carroll
T. Wilson Eglin
Harold First
Richard S. Frary
James Grosfeld
Kevin W. Lynch
E. Robert Roskind
Richard J. Rouse
Paul R. Wood

V-1